                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                                   To Tender

                  5% Convertible Subordinated Notes due 2002

                                   Issued by
                             CellStar Corporation

                          Pursuant to the Prospectus
                          Dated ______________, 2001

--------------------------------------------------------------------------------
     The Exchange Offer will expire at 5:00 p.m., New York City time, on ______________, 2002, unless extended or earlier terminated. Tenders may be withdrawn prior to 5:00 p.m., New York City time, on the expiration date.

--------------------------------------------------------------------------------

     The Dealer Manager is:                     The Exchange Agent is:
                                                 The Bank of New York
   Dresdner Kleinwort Wasserstein                 101 Barclay Street
     To Confirm by Telephone                            21 West
     or for Information Call:                 New York,  New York 10286
        (212) 969-2700                           Attention: Van Brown
                                                    By Facsimilie:
                                            (Eligible  Institutions Only)
                                                    (212) 815-5915
                                               To Confirm by Telephone
                                               or for Information Call:





------------------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF EXISTING SUBORDINATED NOTES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES)
     OF REGISTERED HOLDER(S)                                      Aggregate Principal Amount of
   (Please fill in, if blank,                                      Existing Subordinated Notes
  exactly as name(s) appear on                                            Represented by
   Existing Subordinated Note                                       Existing Subordinated Note        Principal Amount of Existing
        Certificate(s))                Certificate Number(s)*              Certificates*              Subordinated Notes Tendered**
------------------------------------------------------------------------------------------------------------------------------------





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
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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                                              Total:
------------------------------------------------------------------------------------------------------------------------------------
*   Need not be completed by book-entry holders.
**  Existing Subordinated Notes tendered by this Letter of Transmittal must be in increments of $1,000 principal amount. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Existing
    Subordinated Notes delivered to the Exchange Agent. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------------
              ELECTION AS TO FORM OF EXCHANGE OFFER CONSIDERATION FOR HOLDERS EXCHANGING EXISTING SUBORDINATED NOTES
------------------------------------------------------------------------------------------------------------------------------------
If you are accepting the Exchange Offer, you may elect to receive the following for each $1,000 Principal Amount of Existing
Subordinated Notes tendered in the Exchange Offer (CHECK ONE ONLY)(a)
------------------------------------------------------------------------------------------------------------------------------------
[ ] OPTION (A): $366.67 cash, and $400.94 principal amount of Senior Notes.
------------------------------------------------------------------------------------------------------------------------------------
[ ] OPTION (B): $366.67 cash, $320.75 principal amount of Senior Notes, and $80.19 principal amount of Senior Convertible Notes.
------------------------------------------------------------------------------------------------------------------------------------
[ ] OPTION (C): $366.67 cash, and $400.94 principal amount of Senior Convertible Notes.
------------------------------------------------------------------------------------------------------------------------------------
(a) You will receive Option (A) if you fail to check one of the three boxes above.


          DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR 5% CONVERTIBLE SUBORDINATED NOTES. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

--------------------------------------------------------------------------------
                  HOW TO COMPLETE THIS LETTER OF TRANSMITTAL:

     1. READ THE INSTRUCTIONS BEGINNING ON PAGE 9 CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     2. FILL IN THE BOX LABELED "DESCRIPTION OF EXISTING SUBORDINATED NOTES TENDERED" ON THE COVER PAGE OF THIS BOOKLET.

     3. MAKE YOUR ELECTION AS TO THE FORM OF EXCHANGE CONSIDERATION TO BE RECEIVED BY CHECKING ONE OPTION ONLY (EITHER OPTION (A), OPTION (B), OR OPTION
  (C)) IN THE BOX LABELED "ELECTION AS TO FORM OF EXCHANGE OFFER CONSIDERATION FOR HOLDERS EXCHANGING EXISTING SUBORDINATED NOTES" ON THE COVER PAGE OF THE BOOKLET.

     4. IF YOU ARE SUBMITTING EXISTING SUBORDINATED NOTES BY BOOK-ENTRY TRANSFER OR BY GUARANTEED DELIVERY, OR IF ANY OF YOUR SHARE CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN, COMPLETE THE APPROPRIATE BOX(ES) ON PAGE 3.

     5. SIGN, DATE AND COMPLETE THE BOX ON PAGE 7 LABELED "IMPORTANT--EXISTING SUBORDINATED NOTE HOLDER SIGN HERE."

     6.   COMPLETE AND SIGN THE "SUBSTITUTE FORM W-9" ON PAGE 15.

     7. IF YOU WANT THE PAYMENT FOR YOUR EXISTING SUBORDINATED NOTES ISSUED IN THE NAME OF ANOTHER PERSON OR SENT TO ANOTHER ADDRESS, COMPLETE EITHER THE "SPECIAL ISSUANCE INSTRUCTIONS" BOX OR THE "SPECIAL DELIVERY INSTRUCTIONS" BOX. BOTH BOXES CAN BE FOUND ON PAGE 7.

     8. READ INSTRUCTION 1 ON PAGE 9 TO DETERMINE IF YOUR SIGNATURE ON PAGE 6 IS REQUIRED TO BE GUARANTEED. IF IT IS, HAVE AN ELIGIBLE INSTITUTION (AS DEFINED IN INSTRUCTION 1) COMPLETE THE BOX ON PAGE 7 LABELED "SIGNATURE GUARANTEE--ONLY IF REQUIRED."

     9. SEND THIS ENTIRE BOOKLET BY MAIL OR COURIER, OR DELIVER IT BY HAND, TO THE EXCHANGE AGENT AT ONE OF THE ADDRESSES LISTED ON THE COVER PAGE OF THIS BOOKLET.


--------------------------------------------------------------------------------


     To Holders of the 5% Convertible Subordinated Notes due 2002 (the "Existing Subordinated Notes") issued by CellStar Corporation:

          As a holder of Existing Subordinated Notes, you are to use this Letter of Transmittal if you are accepting the Exchange Offer by (1) sending the Exchange Agent actual certificates for your Existing Subordinated Notes or
     (2) delivering your Existing Subordinated Notes by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility, pursuant to the procedures described in the section of the Prospectus, dated December ___, 2001, titled "The Exchange Offer - Book-Entry Transfer."

          If the certificates for your Existing Subordinated Notes are not immediately available, or if you cannot deliver to the Exchange Agent prior to the expiration of the Exchange Offer either the certificates for your Existing Subordinated Notes or a confirmation of a book-entry transfer with respect to your Existing Subordinated Notes (along with all other documents required hereby), your Existing Subordinated Notes may only be tendered pursuant to the guaranteed delivery procedures described in the section of the Prospectus, dated December ___, 2001, titled "The Exchange Offer - Guaranteed Delivery Procedures." Also, see Instruction 2.

          DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

          If you are tendering your Existing Subordinated Notes by book-entry transfer or if you will need to use the guaranteed delivery procedure mentioned above, check the appropriate box on the following page and fill in the required information. If the certificates for your Existing Subordinated Notes have been lost, destroyed or stolen, check the appropriate box on the next page and contact the Exchange Agent directly for assistance in obtaining replacement certificates.

          NOTE THAT SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

                                    CellStar Corporation
                                    December ___, 2001

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BOOK-ENTRY TRANSFER

[_] CHECK HERE IF TENDERED EXISTING SUBORDINATED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER EXISTING SUBORDINATED NOTES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution______________________________________________

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GUARANTEED DELIVERY

[_] CHECK HERE IF TENDERED EXISTING SUBORDINATED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)_______________________________________________

     Window Ticket Number (if any)______________________________________________

     Date of Execution of Notice of Guaranteed Delivery_________________________

     Name of Institution that Guaranteed Delivery_______________________________

     If delivered by Book-Entry Transfer, check box and give the following information: [_]

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LOST CERTIFICATES

[_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING EXISTING SUBORDINATED NOTES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11. YOU MUST CONTACT THE EXCHANGE AGENT DIRECTLY TO REPLACE ANY LOST, DESTROYED OR STOLEN CERTIFICATES REPRESENTING EXISTING SUBORDINATED NOTES YOU INTEND TO TENDER.

     Principal amount of Existing Subordinated Notes represented by lost, destroyed or stolen certificates___________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK-ENTRY TRANSFER

[_] CHECK HERE IF TENDERED EXISTING SUBORDINATED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER EXISTING SUBORDINATED NOTES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution______________________________________________

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GUARANTEED DELIVERY

[_] CHECK HERE IF TENDERED EXISTING SUBORDINATED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)_______________________________________________

     Window Ticket Number (if any)______________________________________________

     Date of Execution of Notice of Guaranteed Delivery_________________________

     Name of Institution that Guaranteed Delivery_______________________________

     If delivered by Book-Entry Transfer, check box and give the following information: [_]

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LOST CERTIFICATES

[_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING EXISTING SUBORDINATED NOTES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11. YOU MUST CONTACT THE EXCHANGE AGENT DIRECTLY TO REPLACE ANY LOST, DESTROYED OR STOLEN CERTIFICATES REPRESENTING EXISTING SUBORDINATED NOTES YOU INTEND TO TENDER.

     Principal amount of Existing Subordinated Notes represented by lost, destroyed or stolen certificates___________________________________________

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES BELOW MUST BE PROVIDED


The Bank of New York
101 Barclay Street, 21 West
New York, New York 10286

Ladies and Gentlemen:

  Upon the terms and subject to the conditions set forth in the prospectus dated ___________, 2001 (the "Prospectus"), and this Letter of Transmittal (which, as each may be amended or supplemented from time to time, together constitute the "Exchange Offer"), I hereby tender to CellStar Corporation ("CellStar") the aggregate principal amount of Existing Subordinated Notes described above in the box titled "Description of Existing Subordinated Notes Tendered," in exchange for approximately (i) $366.67 in cash and (ii) at my election as set forth in the box titled "Election as to Form of Exchange Offer Consideration For Holders Exchanging Existing Subordinated Notes" above, either (a) $400.94 principal amount of 12% Senior Subordinated Notes due February 2007 (the "Senior Notes"), or (b) $320.75 principal amount of Senior Notes and $80.19 principal amount of 5% Senior Subordinated Convertible Notes due November 2002 (the "Senior Convertible Notes") or (c) $400.94 principal amount of Senior Convertible Notes for each $1,000 principal amount of Existing Subordinated Notes tendered for exchange. The Senior Notes and Senior Convertible Notes are sometimes referred to herein as the "Exchange Notes."


  I understand that, subject to the terms and conditions of the Exchange Offer, CellStar will (i) pay up to an aggregate of $55,000,000 in cash and (ii) issue up to (a) $60,124,000 aggregate principal amount of Senior Notes and (b) $60,124,000 aggregate principal amount of Senior Convertible Notes in exchange for up to $150,000,000 aggregate principal amount of Existing Subordinated Notes, representing 100% of the outstanding principal amount of the Existing Subordinated Notes, that are properly tendered and not withdrawn prior to the expiration of the Exchange Offer. I also understand that CellStar will pay accrued and unpaid interest up to the date of acceptance on Existing Subordinated Notes it accepts for exchange, and that the Exchange Offer is conditioned upon, among other conditions, the exchange of a minimum principal amount of $135,000,000 of Existing Subordinated Notes, representing 90% of the outstanding Existing Subordinated Notes. I agree that CellStar reserves the right to extend or terminate the Exchange Offer, and to otherwise amend the Exchange Offer in any respect. I understand that the Exchange Offer is open to all holders of Existing Subordinated Notes, and is subject to customary conditions. I agree that, subject to applicable securities laws and the terms set forth in the Prospectus, CellStar reserves the right to waive any and all conditions to the Exchange Offer. Receipt of the Prospectus is hereby acknowledged.


  Subject to, and effective upon, the acceptance for exchange of all or any portion of the Existing Subordinated Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer - including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment - I hereby sell, assign and transfer to, or upon the order of, CellStar all right, title and interest in and to the Existing Subordinated Notes tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact with full knowledge that the Exchange Agent is also acting as the agent of CellStar in connection with the Exchange Offer - with respect to the tendered

Existing Subordinated Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing the tendered Existing Subordinated Notes to CellStar together with all accompanying evidences of transfer and authenticity to, or upon the order of, CellStar, upon receipt by the Exchange Agent, as my agent, of the Exchange Notes to be issued and cash to be paid in exchange for the tendered Existing Subordinated Notes, (2) present certificates representing the tendered Existing Subordinated Notes for transfer, and to transfer the tendered Existing Subordinated Notes on the books of CellStar, and (3) receive all benefits and otherwise exercise all rights of ownership of the tendered Existing Subordinated Notes, all in accordance with the terms and conditions of the Exchange Offer.

  CellStar reserves the right to require that, in order for Existing Subordinated Notes to be deemed validly tendered, immediately upon CellStar's acceptance for exchange of such Existing Subordinated Notes, CellStar must be able to exercise full rights of ownership with respect to such Existing Subordinated Notes.

  I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Existing Subordinated Notes tendered by this Letter of Transmittal, that I own the Existing Subordinated Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of Existing Subordinated Notes tendered hereby complies with Rule 14e-4 under the Exchange Act and that, when the tendered Existing Subordinated Notes are accepted for exchange, CellStar will acquire good, marketable and unencumbered title to the tendered Existing Subordinated Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Existing Subordinated Notes are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by CellStar or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Subordinated Notes tendered by this Letter of Transmittal. I have read and I agree to all of the terms of the Exchange Offer.

  The name(s) and address(es) of the registered holder(s) - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Existing Subordinated Notes - of the Existing Subordinated Notes tendered by this Letter of Transmittal are printed on the cover of this Letter of Transmittal as they appear on the certificate(s) representing the Existing Subordinated Notes. The certificate number(s) and the Existing Subordinated Notes that I wish to tender are indicated in the appropriate boxes on the cover of this Letter of Transmittal.

  Unless I have otherwise indicated by completing the box titled "Special Issuance Instructions" on page 7, I hereby direct that the Exchange Notes be issued in the name(s) of, and the cash paid to, the undersigned or, in the case of a book-entry transfer of Existing Subordinated Notes, that the Exchange Notes be credited to the account indicated on page 3 maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box titled "Special Delivery Instructions" on page 7, I hereby direct that the Exchange Notes and cash be delivered to the address shown below my signature on page 6.

  If I have (1) tendered any Existing Subordinated Notes that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more Existing Subordinated Notes than I wish to tender, unless I have otherwise indicated by completing the boxes titled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any Existing Subordinated Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature on page 6 or,

--------------------------------------------------------------------------------
                                   IMPORTANT
                  EXISTING SUBORDINATED NOTE HOLDER SIGN HERE

      (Also Complete Substitute Form W-9 on page 14. See Instruction 10.)

X
________________________________________________________________________________

X
________________________________________________________________________________
                             Signature(s) of Owner

Must be signed by registered holder(s) exactly as name(s) appear(s) on Existing Subordinated Note certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5. (For information concerning signature guarantees see Instruction 1.)

Dated:__________________________________________________________________________

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (Full Title)___________________________________________________________
                              (See Instruction 5)

Address_________________________________________________________________________
                                                                    (Zip Code)

Area Code and Telephone No. (Business)__________________________________________

Area Code and Telephone No. (Residence)_________________________________________


Tax Identification or
Social Security No._____________________________________________________________
             (Complete the Substitute Form W-9 on page 14.  See Instruction 10.)

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SPECIAL ISSUANCE INSTRUCTIONS                                                 SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and  7)                                           (See Instructions 1, 5, 6 and  7)

To be completed ONLY if Existing Subordinated Notes                  To be completed ONLY if Existing Subordinated Notes
not tendered or exchanged  OR the Senior Notes                       not tendered or exchanged OR the Senior Notes and/or
and/or Senior Convertible Notes and cash issued in                   Senior Convertible Notes and cash issued in exchange for
exchange for Existing Subordinated Notes tendered                    Existing Subordinated Notes tendered are to be DELIVERED
are to be ISSUED in the name of someone other than                   to someone other than the registered holder of the Existing
the registered holder of the Existing Subordinated                   Subordinated Notes whose name(s) appear(s)  on page 6 or
Notes whose name(s) appear(s)  on page 6.                            to the registered holder at an address other than that
                                                                     shown on the cover of this Letter of Transmittal under
                                                                     "Description of Existing Subordinated Notes Tendered."

Issue To:                                                            Mail To:

Name_______________________________________________                  Name_______________________________________________
                     (Please Print)                                                       (Please Print)
Address____________________________________________                  Address____________________________________________

___________________________________________________                  ___________________________________________________
                   (Zip Code)                                                              (Zip Code)

Telephone Number___________________________________                  Telephone Number___________________________________


___________________________________________________                  ___________________________________________________
(Tax Payer Identification or Social Security No.)                    (Tax Payer Identification or Social Security No.)
(See Substitute Form W-9 on page 14. See Instruction                 (See Substitute Form W-9 on page 14. See Instruction 10.)
 10.)
----------------------------------------------------------------------------------------------------------------------------------


[_] Credit Existing Subordinated Notes delivered by book-entry transfer and not accepted for exchange to the book-entry transfer facility account.

     Account Number: ___________________________________________________________

--------------------------------------------------------------------------------

                     SIGNATURE GUARANTEE--ONLY IF REQUIRED
                              (See Instruction 1)





Authorized Signature

Name ___________________________________________________________________________
                                (Please Print)

Capacity (Full Title) __________________________________________________________
                                (Please Print)

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone No. ____________________  Dated: _______________________

FOR USE BY FINANCIAL INSTITUTIONS ONLY PLACE MEDALLION GUARANTEE IN THIS SPACE

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.  Guarantee of Signatures.

  No signature guarantee on this Letter of Transmittal is required if:
  (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Letter of Transmittal, includes any participant in book-entry transfer facility's system whose name appears on a security position listing as the owner of the Existing Subordinated Notes) of Existing Subordinated Notes tendered with this Letter of Transmittal, unless such holder(s) has completed either the box titled "Special Issuance Instructions" or the box titled "Special Delivery Instructions" above, or

  (b) the Existing Subordinated Notes are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution").

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

  This Letter of Transmittal is to be completed by holders of Existing Subordinated Notes either if Existing Subordinated Note certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Existing Subordinated Notes is to be made by book-entry transfer pursuant to the procedures set forth herein and in the section of the Prospectus titled "Exchange Offer-Book-Entry Transfer." For an Existing Subordinated Note holder to validly tender Existing Subordinated Notes pursuant to the Exchange Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with a book-entry transfer) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the expiration of the Exchange Offer and either (i) certificates for tendered Existing Subordinated Notes must be received by the Exchange Agent at such address prior to the expiration of the Exchange Offer or
(ii) Existing Subordinated Notes must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the section of the Prospectus titled "Exchange Offer-Book-Entry Transfer" and a book-entry confirmation must be received by the Exchange Agent prior to the expiration of the Exchange Offer or (b) the tendering Existing Subordinated Note holder must comply with the guaranteed delivery procedures set forth herein and in the section of the Prospectus titled "Exchange Offer-Guaranteed Delivery Procedures." If certificates representing Existing Subordinated Notes are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  Existing Subordinated Note holders whose certificates for Existing Subordinated Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration of the Exchange Offer or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Existing Subordinated Notes by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the section of the Prospectus titled "Exchange Offer-Guaranteed Delivery Procedures."

  Pursuant to such guaranteed delivery procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by CellStar, must be received by the Exchange Agent prior to the expiration of the Exchange Offer and (c) the certificates for all tendered Existing Subordinated Notes, in proper form for transfer (or a confirmation of book-entry transfer, with respect to all tendered Existing Subordinated Notes), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees (or in the case of book-entry transfer, either a Letter of Transmittal or an Agent's Message), and any other required documents, must be received by the Exchange Agent within three business days after the date of execution of such Notice of Guaranteed Delivery. A "business day" is any day on which the Nasdaq National Market System is open for business.

  The term "Agent's Message" means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Existing Subordinated Notes that are subject to such book-entry confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that CellStar may enforce such agreement against the participant.

  The signatures on this Letter of Transmittal cover the Existing Subordinated Notes tendered hereby.

  The method of delivery of certificates for Existing Subordinated Notes, Letters of Transmittal, Agent's Messages and all other required documents is at your election and sole risk, and the delivery will be deemed made only when actually received by the Exchange Agent. If you deliver your Existing Subordinated Notes by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. Please send certificates for Existing Subordinated Notes, Letters of Transmittal, Agent's Messages or other required documents to the Exchange Agent at one of the addresses listed above. Please do not send these documents to CellStar.

  CellStar will not accept any alternative, conditional or contingent tenders, and only Existing Subordinated Notes in increments of $1,000 principal amount will be accepted. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of this Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.


3.  Inadequate Space.


  If the space provided in the box titled "Description of Existing Subordinated Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Existing Subordinated Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.


4. Partial Tenders and Withdrawal Rights.


  Tenders of Existing Subordinated Notes must be in increments of $1,000 principal amount. If you are tendering less than all of the Existing Subordinated Notes evidenced by any certificate you are submitting, please fill in the principal amount of Existing Subordinated Notes that are to be tendered in column 3 ("Principal Amount of Existing Subordinated Notes Tendered") of the box titled "Description of Existing Subordinated Notes Tendered. "In that case, unless you have otherwise indicated by completing the boxes titled "Special Issuance Instructions" or "Special Delivery Instructions, "new certificate(s) for the remainder of the Existing Subordinated Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Existing Subordinated Notes, promptly after the expiration of the Exchange Offer. All Existing Subordinated Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided in this Letter of Transmittal, tenders of Existing Subordinated Notes may be withdrawn (a) at any time prior to the expiration of the Exchange Offer or (b) after ________________, 2002 if we have not accepted the tendered Existing Subordinated Notes for exchange by that date. For a withdrawal pursuant to clause (a) to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses listed above or the withdrawing holder must comply with the book-entry transfer facility's withdrawal procedures. Any notice of withdrawal must specify the name of the person who tendered the Existing Subordinated Notes to be withdrawn, identify the Existing Subordinated Notes to be withdrawn, including the registration number or numbers and the principal amount of the Existing Subordinated Notes, be signed by the person who tendered the Existing Subordinated Notes in the same manner as the original signature on this Letter of Transmittal used to deposit the Existing Subordinated Notes or be accompanied by documents of transfer sufficient to permit the trustee to register the transfer in the name of the person withdrawing the tender and, where certificates representing Existing Subordinated Notes have been transmitted, specify the name in which the Existing Subordinated Notes are registered, if different from that of the withdrawing holder. If Existing Subordinated Notes have been tendered using the procedure for book-entry transfer described in the section of the Prospectus titled "The Exchange Offer - Book-Entry Transfer, "any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Existing Subordinated Notes and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the form and validity, including time of receipt - of these notices will be determined by CellStar in its sole discretion. Any such determination will be final and binding. Any Existing Subordinated Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Properly withdrawn Existing Subordinated Notes may be retendered at any time prior to the expiration of the Exchange Offer by following one of the procedures described in the section of the Prospectus titled "The Exchange Offer- Withdrawal of Tenders."


5. Signatures on Letter of Transmittal, Assignments and Endorsements.


  If this Letter of Transmittal is signed by the registered holder(s) of the Existing Subordinated Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Existing Subordinated Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Existing Subordinated Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

  When this Letter of Transmittal is signed by the registered holder(s) of the Existing Subordinated Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless the Exchange Notes are to be issued in the name of a person other than the registered holder(s).

   Signatures on all letters of transmittal, if necessary, must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"), unless the Existing Subordinated Notes tendered thereby are tendered:

     . by an Existing Subordinated Note holder (or by a participant in The Depository Trust Company whose name appears on a security position listing as the owner of such Existing Subordinated Note) who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal, or

     . for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution").

     If a person or persons other than the registered holder(s) of Existing Subordinated Notes signs the Letter of Transmittal, certificates representing the Existing Subordinated Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates representing the Existing Subordinated Notes and also must be accompanied by any opinions of counsel, certifications and other information as CellStar may require in accordance with the restrictions on transfer, if any, applicable to the Existing Subordinated Notes. Signature(s) on certificates or bond powers must be guaranteed by an Eligible Institution.

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates representing Existing Subordinated Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

6.   Transfer Tax.

     Except as otherwise provided in this Instruction 6, CellStar will pay or cause to be paid all transfer taxes with respect to the transfer and sale of any Existing Subordinated Notes to it or its order pursuant to the Exchange Offer. If, however, issuance of the Exchange Notes and payment of the cash is to be made to, or if certificates for Existing Subordinated Notes not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be payable by the registered holder(s) of such Existing Subordinated Notes.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Existing Subordinated Note certificates evidencing the Existing Subordinated Notes tendered hereby.

7.   Special Issuance and Delivery Instructions.

     If the Exchange Notes and a check for the cash to be received in the Exchange Offer are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if the Exchange Notes and a check for the cash to be received in the Exchange Offer are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on page 7 of this Letter of Transmittal should be completed. Certificates representing Existing Subordinated Notes not exchanged will be returned to the signer of this Letter of Transmittal unless the appropriate boxes on page 7 of this Letter of Transmittal are completed, and will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated on page 7 maintained with The Depository Trust Company.

8.   Questions, Requests for Assistance and Additional Copies.


     Questions and requests for assistance may be directed to the Exchange Agent at one of the addresses or the telephone number listed on the front of this Letter of Transmittal or from MacKenzie Partners, Inc., the Information Agent, at the address and telephone numbers set forth in the Prospectus. Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent, the Information Agent, or from your broker, dealer, commercial bank, trust company or other nominee.

9.   Waiver of Conditions.

     CellStar's obligation to complete the Exchange Offer is subject to the conditions described in the section of the Prospectus titled "The Exchange Offer
- Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

10.  Backup Withholding; Substitute Form W-9.

     Under U.S. federal income tax law, a holder whose tendered Existing Subordinated Notes are accepted for exchange is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the "Certification" box on the Substitute Form W-9, unless such stockholder has since been notified that such stockholder is no longer subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments, if any, to such holders or other payees with respect to Existing Subordinated Notes exchanged in the Exchange Offer may be subject to 30.5% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number on page 14 in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30.5% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30.5% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Existing Subordinated Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Existing Subordinated Notes. If the Existing Subordinated Notes are registered in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders - including, among others, corporations, financial institutions and certain foreign persons - may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 on page 14 to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. federal income tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

11.  Lost, Destroyed or Stolen Certificates.

     If any certificate(s) representing Existing Subordinated Notes have been lost, destroyed or stolen, the holder should check the box on page 3 above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

12.  Irregularities.

     All questions as to the validity, form, eligibility, including time of receipt, and acceptance of Existing Subordinated Notes tendered for exchange will be determined by CellStar in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Existing Subordinated Notes improperly tendered or to not accept any Existing Subordinated Notes, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Existing Subordinated Notes either before or after the expiration of the Exchange Offer, including the right to waive the ineligibility of any holder who seeks to tender Existing Subordinated Notes in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular Existing Subordinated Notes either before or after the expiration of the Exchange Offer, including the terms and conditions of the Letter of Transmittal and the accompanying instructions, will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Existing Subordinated Notes for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Existing Subordinated Notes for exchange, nor will we have any liability for failure to give such notification. Tenders of Existing Subordinated Notes will not be deemed made until such defects or irregularities have been cured or waived. Any Existing Subordinated Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned to the tendering holder, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the expiration of the Exchange Offer.

13.  Non-United States Holders.

     Non-United States holders must submit a completed IRS Form W-8 or Form W-9BEN to avoid backup withholding. IRS Form W-8 or Form W-8BEN may be obtained by contacting the Depository at one of the addresses on the face of this Letter of Transmittal.

     IMPORTANT: Unless you comply with the Guaranteed Delivery Procedures described above, this Letter of Transmittal (or a facsimile of this Letter of Transmittal), or, in the case of Existing Subordinated Notes tendered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company, either this Letter of Transmittal or an Agent's Message, and all other required documents must be received by the Exchange Agent prior to the expiration of the Exchange Offer.

                           IMPORTANT TAX INFORMATION

  To prevent backup withholding on payments that are made to an Existing Subordinated Note holder with respect to Existing Subordinated Notes exchanged pursuant to the Exchange Offer, the Existing Subordinated Note holder is required to notify the Exchange Agent of such Existing Subordinated Note holder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such Existing Subordinated Note holder is awaiting a taxpayer identification number).

  Certain Existing Subordinated Note holders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Existing Subordinated Note holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. Exempt Existing Subordinated Note holders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Exchange Agent is required to withhold 30.5% of any payments made to the Existing Subordinated Note holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The Existing Subordinated Note holder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Existing Subordinated Notes. If the Existing Subordinated Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Existing Subordinated Note holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Existing Subordinated Note holder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 or the box in
Part 3 is checked, and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 30.5% of all cash payments made with respect to the Existing Subordinated Notes to be purchased.

PAYER'S NAME:              THE BANK OF NEW YORK




----------------------------------------------------------------------------------------------------------
        SUBSTITUTE            Part 1 - PLEASE PROVIDE YOUR TIN
         Form W-9            IN THE BOX AT RIGHT AND CERTIFY       _____________________________________
                             THAT IT IS CORRECT BY SIGNING AND            Social Security Number
Department of the Treasury             DATING BELOW.               (If awaiting TIN write "Applied For")
Internal Revenue Service
                                                                                    OR
Payer's Request for
Taxpayer Identification          ___________________________       _____________________________________
Number ("TIN")                               Name                      Employer Identification Number
                                                                   (If awaiting TIN write "Applied For")



----------------------------------------------------------------------------------------------------------
  Part 2 - For Payees exempt from backup withholding, see the enclosed Guidelines For Certification of
   Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
----------------------------------------------------------------------------------------------------------
 Certification - Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number, and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

 Certification Instructions - You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

                             Also see instructions in the enclosed Guidelines.
----------------------------------------------------------------------------------------------------------

Signature ______________________________ Date ___________, 2002          Part 3 - Awaiting TIN [_]
----------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY CASH PAYMENTS. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
              THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.



--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 30.5% of all reportable payments made to me thereafter will be withheld but that such amounts may be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

Signature ______________________________________      Date _______________, 2002
--------------------------------------------------------------------------------

  Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other exchange offer materials may be directed to the Information Agent or the Exchange Agent at its address and telephone numbers set forth below:

                    The Information Agent for the Offer is:

                                     [Logo]

                                156 Fifth Avenue
                            New York, New York 10010
                          call collect (212) 929-5500
                                       or
                            toll-free (800) 322-2885

                       Email: proxy@mackenziepartners.com
                              ---------------------------

                             The Dealer Manager is:
                         Dresdner Kleinwort Wasserstein

                            To Confirm by Telephone
                            or for Information Call:

                                (212) 969-2700



                             The Exchange Agent is:


                             The Bank of New York
                              101 Barclay Street
                                   21 West
                           New York, New York 10286
                             Attention: Van Brown


                                 By Facsimile:
                         (Eligible Institutions Only)
                                (212) 815-5915

                            To Confirm by Telephone
                           or for Information Call:
                                (212) 495-1784



                                     -20-